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                                                                    Exhibit 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

         In connection with the Annual Report of Century Maintenance Supply, Inc. (the "Company") on Form 10-K for the quarter ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Joseph Semmer, Chief Executive Officer of the Company, certify, to my knowledge, that:

     3. The Periodic Report fully complies with the requirements of Section 13(a) of the Securities and Exchange Act of 1934; and

     4. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                             /s/ Joseph Semmer
                                             -----------------------------------
                                             Joseph Semmer
                                             Chief Executive Officer
                                             March 28, 2003